Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	June 30,	December 31,
	2011	2010
	(Dollars in thousands)
Non-accrual loans	$53,273	$66,652
Loans 90 days or more past due and still accruing interest	443	928
Total non-performing loans	53,716	67,580
Other real estate and repossessed assets	37,608	39,413
Total non-performing assets	$91,324	$106,993
As a percent of Portfolio Loans
Non-performing loans	3.21%	3.73%
Allowance for loan losses	3.65	3.75
Non-performing assets to total assets	3.94	4.22
Allowance for loan losses as a percent of non-performing loans	113.77	100.50

(1) Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)
	June 30, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$13,119	$95,004		$108,123
Non-performing TDR’s (1)	3,994	12,945	(2)	16,939
Total	$17,113	$107,949		$125,062

	December 31, 2010
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$16,957	$96,855		$113,812
Non-performing TDR’s (1)	7,814	16,616	(2)	24,430
Total	$24,771	$113,471		$138,242

(1)	Included in non-performing loans table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for Loan Losses

	Six months ended June 30,
	2011		2010
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$67,915	$1,322	$81,717	$1,858
Additions (deduction)
Provision for loan losses	15,454	-	29,694	-
Recoveries credited to allowance	2,182	-	1,839	-
Loans charged against the allowance	(24,436)	-	(37,644)	-
Additions (deductions) included in non-interest expense	-	184	-	336
Balance at end of period	$61,115	$1,506	$75,606	$2,194

Net loans charged against the allowance to average Portfolio Loans (annualized)	2.58%		3.33%

Alternative Sources of Funds

	June 30, 2011			December 31, 2010
	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate
	(Dollars in thousands)
Brokered CDs	$90,429	2.0 years	2.73%	$273,546	2.4 years	2.89%
Fixed rate FHLB advances	20,907	5.4 years	6.34	21,022	5.9 years	6.34
Variable rate FHLB advances(1)	20,000	0.5 years	0.34	50,000	0.8 years	0.41
Total	$131,336	2.3 years	2.94%	$344,568	2.4 years	2.74%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed interest rate swaps.

Capitalization
	June 30, 2011	December 31, 2010
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ Equity
Preferred stock	77,759	75,700
Common stock	248,198	246,407
Accumulated deficit	(199,326)	(189,902)
Accumulated other comprehensive loss	(12,190)	(13,120)
Total shareholders’ equity	114,441	119,085
Total capitalization	$163,109	$167,753

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2011	2010
	(In thousands)
Service charges on deposit accounts	$4,784	$4,282	$5,833	$9,066	$11,108
Interchange income	2,308	2,168	2,086	4,476	4,022
Net gains (losses) on assets
Mortgage loans	1,793	1,935	2,372	3,728	4,215
Securities	115	213	1,363	328	1,628
Other than temporary loss on securities available for sale
Total impairment loss	327	(469)	-	(142)	(118)
Loss recognized in other comprehensive income	(327)	327	-	-	-
Net impairment loss recognized in earnings	-	(142)	-	(142)	(118)
Mortgage loan servicing	(126)	896	(2,043)	770	(1,611)
Investment and insurance commissions	524	555	409	1,079	798
Bank owned life insurance	464	425	483	889	951
Title insurance fees	318	473	366	791	860
Decrease in fair value of U.S. Treasury warrant	642	354		996
Gain on extinguishment of debt	-	-	18,086	-	18,086
Other	1,634	1,552	790	3,186	2,187
Total non-interest income	$12,456	$12,711	$29,745	$25,167	$42,126

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
	(In thousands)
Balance at beginning of period	$15,531	$15,435	$14,661	$15,273
Originated servicing rights capitalized	431	680	1,495	1,455
Amortization	(574)	(633)	(1,323)	(1,391)
Change in valuation allowance	(647)	(2,460)	(92)	(2,315)
Balance at end of period	$14,741	$13,022	$14,741	$13,022

Valuation allowance at end of period	$3,302	$4,617	$3,302	$4,617

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2011	2010
	(Dollars in thousands)
Mortgage loans originated	$74,612	$95,573	$93,900	$170,185	$183,907
Mortgage loans sold	63,369	121,488	87,583	184,857	175,291
Mortgage loans sold with servicing rights released	18,428	16,572	20,747	35,000	32,611
Net gains on the sale of mortgage loans	1,793	1,935	2,372	3,728	4,215
Net gains as a percent of mortgage
loans sold (“Loan Sales Margin”)	2.83%	1.59%	2.71%	2.02%	2.40%
Fair value adjustments included in the Loan
Sales Margin	0.63	(0.72)	0.43	(0.26)	0.18

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2011	2010
	(In thousands)
Compensation	$10,020	$9,812	$10,242	$19,832	$20,418
Performance-based compensation	334	157	655	491	1,299
Payroll taxes and employee benefits	2,675	2,380	2,533	5,055	4,926
Compensation and employee benefits	13,029	12,349	13,430	25,378	26,643
Loan and collection	3,580	3,867	2,785	7,447	7,571
Occupancy, net	2,663	3,101	2,595	5,764	5,504
Data processing	2,415	2,310	2,470	4,725	4,939
Vehicle service contract counterparty contingencies	1,311	2,346	4,861	3,657	8,279
Furniture, fixtures and equipment	1,502	1,418	1,648	2,920	3,367
Net losses on other real estate and repossessed assets	777	1,406	1,554	2,183	3,583
Credit card and bank service fees	1,013	1,047	1,500	2,060	3,175
FDIC deposit insurance	652	1,235	1,763	1,887	3,565
Communications	889	948	1,015	1,837	2,088
Legal and professional fees	801	778	894	1,579	2,030
Advertising	670	554	674	1,224	1,453
Supplies	392	402	415	794	808
Amortization of intangible assets	343	343	323	686	645
Costs related to unfunded lending commitments	89	95	280	184	336
Other	1,557	1,295	1,389	2,852	3,109
Total non-interest expense	$31,683	$33,494	$37,596	$65,177	$77,095

Average Balances and Rates

	Three Months Ended June 30,2011
	2011			2010
	Average Balance	Interest	Rate(3)	Average Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,718,171	$28,017	6.54%	$2,115,837	$36,569	6.93%
Tax-exempt loans (2)	8,080	85	4.22	9,866	106	4.31
Taxable securities	61,407	344	2.25	87,554	902	4.13
Tax-exempt securities (2)	30,064	298	3.98	49,012	526	4.30
Cash – interest bearing	306,864	194	0.25	324,592	192	0.24
Other investments	22,852	189	3.32	27,001	197	2.93
Interest Earning Assets	2,147,438	29,127	5.43	2,613,862	38,492	5.90
Cash and due from banks	50,250			48,751
Other assets, net	189,472			160,291
Total Assets	$2,387,160			$2,822,904

Liabilities
Savings and NOW	$1,013,095	608	0.24	$1,088,526	670	0.25
Time deposits	680,267	3,903	2.30	1,019,882	6,838	2.69
Other borrowings	94,609	1,232	5.22	227,979	2,413	4.25
Interest Bearing Liabilities	1,787,971	5,743	1.29	2,336,387	9,921	1.70
Demand deposits	443,163			340,558
Other liabilities	44,674			52,051
Shareholders’ equity	111,352			93,908
Total liabilities and shareholders’ equity	$2,387,160			$2,822,904

Net Interest Income		$23,384			$28,571

Net Interest Income as a Percent of Earning Assets			4.36%			4.38%

(1)
All domestic, except for $0.01 million and $0.4 million for the three months ended June 30, 2011 and 2010, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates

	Six Months Ended
	June 30,
	2011			2010
	Average Balance	Interest	Rate(3)	Average Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,757,979	$57,414	6.57%	$2,184,046	$75,491	6.95%
Tax-exempt loans (2)	8,235	172	4.21	9,997	211	4.26
Taxable securities	51,568	811	3.17	91,859	2,062	4.53
Tax-exempt securities (2)	30,508	630	4.16	56,671	1,211	4.31
Cash – interest bearing	338,154	426	0.25	299,910	349	0.23
Other investments	23,239	392	3.40	27,426	412	3.03
Interest Earning Assets	2,209,683	59,845	5.45	2,669,909	79,736	6.01
Cash and due from banks	50,568			53,855
Other assets, net	190,672			154,408
Total Assets	$2,450,923			$2,878,172

Liabilities
Savings and NOW	$1,003,864	1,197	0.24	$1,086,524	1,533	0.28
Time deposits	742,609	8,259	2.24	1,073,452	14,194	2.67
Other borrowings	99,730	2,555	5.17	227,801	5,407	4.79
Interest Bearing Liabilities	1,846,203	12,011	1.31	2,387,777	21,134	1.78
Demand deposits	446,056			334,100
Other liabilities	44,515			58,359
Shareholders’ equity	114,149			97,936
Total liabilities and shareholders’ equity	$2,450,923			$2,878,172

Net Interest Income		$47,834			$58,602

Net Interest Income as a Percent of Earning Assets			4.35%			4.41%

(1)
All domestic, except for $0.02 million and $0.7 million for the six months ended June 30, 2011 and 2010, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Commercial Loan Portfolio Analysis as of June 30, 2011

		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$19,738	$5,268	$1,031	$6,299	31.9%
Land development	20,553	8,202	3,798	12,000	58.4
Construction	17,192	4,268	398	4,666	27.1
Income producing	287,933	58,698	11,447	70,145	24.4
Owner occupied	180,435	26,324	5,565	31,889	17.7
Total Commercial Real Estate Loans (1)	$525,851	$102,760	22,239	$124,999	23.8

Other Commercial Loans(1)	$142,672	$19,146	2,954	$22,100	15.5
Total non-performing commercial loans			$25,193

(1)	The total of these two categories is different than the June 30, 2011, Consolidated Statement of Financial Condition due primarily to loans in process.